Exhibit 99.1

Atlantic Coast Federal Corporation Announces Filing of Registration Statement

WAYCROSS, Ga.--(BUSINESS WIRE)--June 22, 2010--Atlantic Coast Federal Corporation (NASDAQ:ACFC), the holding company of Atlantic Coast Bank (the "Bank"), today announced that Atlantic Coast Financial Corporation, a Maryland corporation and the proposed new holding company of the Bank (the "Company"), filed a registration statement on June 18, 2010, with the Securities and Exchange Commission in connection with the previously announced mutual-to-stock conversion of Atlantic Coast Federal, MHC.

In connection with the conversion, the Company expects to offer for sale between 2,040,000 and 2,760,000 shares of common stock (subject to a 15% increase to 3,174,000 shares) at a purchase price of $10.00 per share in the conversion offering. The shares to be offered for sale represent 65.1% of the outstanding shares of common stock of Atlantic Coast Federal Corporation currently owned by Atlantic Coast Federal, MHC. In addition, at the conclusion of the conversion, the existing shares of common stock held by the public stockholders of Atlantic Coast Federal Corporation will be exchanged for new shares of common stock of the Company at an exchange ratio estimated to be between 0.2337 and 0.3162 (subject to a 15% increase to 0.3636).

The shares of the Company will be offered and sold to the following persons in the following order of priority in the conversion offering: (1) depositors of the Bank as of March 31, 2009; (2) the Bank's employee stock ownership plan and 401(k) Plan; (3) depositors as of the end of the calendar quarter preceding the commencement of the offering; and (4) depositors of the Bank entitled to vote on the conversion proposal. Shares of common stock not purchased in the subscription offering may be offered for sale to the general public in a "community offering," with a preference given first to natural persons residing in the Georgia counties of Chatham, Coffee and Ware and the Florida counties of Clay, Duval, Flagler, Nassau and St. John's, and then to public stockholders of Atlantic Coast Federal Corporation. The Company also may offer shares not subscribed for in the subscription or community offerings in a syndicated community offering through a syndicate of selected dealers.

In conjunction with the conversion offering, the Company intends to conduct a supplemental offering whereby the Company will offer no more than 1,650,000 shares of its common stock, at a purchase price of $10.00 per share, to selected investors. The Company anticipates the supplemental offering will close immediately following completion of the conversion offering. The Company is conducting the supplemental offering in order to raise more capital than it could raise in the conversion offering alone, thereby enhancing the Company's ability to complete the conversion offering and execute its business plan.

The Company must reach the minimum of the valuation range in order to complete the supplemental offering. The completion of the supplemental offering is contingent on the completion of the conversion offering. The completion of the conversion offering is not contingent on the completion of the supplemental offering, however if the supplemental offering is not completed, the Company may resolicit subscribers in the conversion offering. Purchasers in the supplemental offering may also purchase shares in the conversion offering, which will count towards reaching the minimum of the conversion offering range.

The expected number of shares to be sold in the conversion offering and issued to public stockholders as exchange shares is based on an independent appraisal of the market value of the Company. The conversion offering and exchange ratio ranges may change as a result of regulatory review or due to updates to the independent appraisal, reflecting, among other things, changes in market conditions before or during the conversion offering. The Company's independent appraisal also assumes the completion of the supplemental offering in arriving at the Company's estimated pro forma market valuation, which ranges from $47.9 million at the minimum of the valuation range to $65.3 million at the adjusted maximum of the valuation range. After the completion of the conversion and offering, the Company will own all of the outstanding common stock of the Bank and Atlantic Coast Federal, MHC and Atlantic Coast Federal Corporation will cease to exist. The common stock of the Company is expected to trade on the NASDAQ Global Market. The conversion is subject to the approval of the Office of Thrift Supervision and the affirmative vote of members of Atlantic Coast Federal, MHC (depositors of the Bank) and stockholders of Atlantic Coast Federal Corporation.

Stifel, Nicolaus & Company, Incorporated ("Stifel") is serving as financial advisor to Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation in connection with the transactions. Stifel will act as selling agent and sole book-running manger in connection with the conversion offering and placement agent in connection with the supplemental offering both on a "best efforts" basis. Luse Gorman Pomerenk & Schick, P.C. is serving as legal counsel to Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation.

Proxy materials setting forth information relating to the conversion will be sent to the members of Atlantic Coast Federal, MHC and stockholders of Atlantic Coast Federal Corporation for their consideration. The conversion and supplemental offerings are both expected to be completed late in the third quarter or early in the fourth quarter of 2010.

The Bank's normal business operations will continue without interruption during the conversion and offering process. The transaction will not affect the existing terms and conditions of deposit accounts and loans with the Bank. Deposit accounts will continue to be insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by law.

Atlantic Coast Federal Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings bank that was organized in 1939 as a credit union to serve the employees of the Atlantic Coast Line Railroad. In November 2000, the credit union converted its charter from a federal credit union to a federal mutual savings association and, in January 2003, Atlantic Coast Federal Corporation was formed as the holding company. The Company completed its initial public stock offering in October 2004. Investors may obtain additional information about Atlantic Coast Federal Corporation on the Internet at www.AtlanticCoastBank.net, under the Investor Information section.

Atlantic Coast Bank, with approximately $914 million in assets as of March 31, 2010, is a community-oriented financial institution. It serves southeastern Georgia and northeastern Florida through 12 locations, with a focus on the Jacksonville metropolitan area.

This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as "will," "expected," "believe," and "prospects," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy shares of common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.

Atlantic Coast Federal Corporation has filed a proxy statement/prospectus concerning the conversion with the Securities and Exchange Commission. Stockholders of Atlantic Coast Federal Corporation are urged to read the proxy statement/prospectus because it contains important information. Investors are able to obtain all documents filed with the Securities and Exchange Commission by Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation free of charge at the Securities and Exchange Commission's website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by Atlantic Coast Federal Corporation and Atlantic Coast Financial Corporation are available free of charge from the Corporate Secretary of Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, Attention: Corporate Secretary.

The directors, executive officers, and certain other members of management and employees of Atlantic Coast Federal Corporation are participants in the solicitation of proxies in favor of the conversion from the stockholders of Atlantic Coast Federal Corporation. Information about the directors and executive officers of Atlantic Coast Federal Corporation is included in the proxy statement/prospectus filed with the Securities and Exchange Commission.

CONTACT:
Corporate Communications, Inc.
Patrick J. Watson, 615-254-3376